UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 1.01 AMENDMENT TO MATERIAL DEFINITIVE AGREEMENTS.

Amendment to ITC Holdings Corp. Revolving Credit Agreement

On May 17, 2021, ITC Holdings Corp. entered into an amendment to its revolving credit agreement, dated as of October 23, 2017 (“Revolving Credit Agreement,” as amended and restated as of January 10, 2020, and as amended prior to the date of this Report, the “ITC Holdings Revolving Credit Agreement”), pursuant to Amendment No. 1 to Revolving Credit Agreement (the “ITC Holdings Amendment”), dated as of May 17, 2021, with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “ITC Holdings Lenders”), and Wells Fargo Bank, National Association, in its capacity as administrative agent.

After giving effect to the ITC Holdings Amendment, the maturity date of the ITC Holdings Revolving Credit Agreement is extended by one year from October 20, 2023 to October 18, 2024, and the number of permitted extensions of the maturity date of the ITC Holdings Revolving Credit Agreement is increased from two to three.

The foregoing description of the ITC Holdings Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the ITC Holdings Amendment. A copy of the ITC Holdings Amendment is attached hereto as Exhibit 10.207 and incorporated herein by reference as though fully set forth herein.

Amendment to International Transmission Company Revolving Credit Agreement

On May 17, 2021, International Transmission Company entered into an amendment to its revolving credit agreement, dated as of October 23, 2017 (“Revolving Credit Agreement,” as amended and restated as of January 10, 2020, and as amended prior to the date of this Report, the “ITC Transmission Revolving Credit Agreement”), pursuant to Amendment No. 1 to Revolving Credit Agreement (the “ITC Transmission Amendment”), dated as of May 17, 2021, with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “ITC Lenders”), and Wells Fargo Bank, National Association, in its capacity as administrative agent.

After giving effect to the ITC Transmission Amendment, the maturity date of the ITC Transmission Revolving Credit Agreement is extended by one year from October 20, 2023 to October 18, 2024, and the number of permitted extensions of the maturity date of the ITC Transmission Revolving Credit Agreement is increased from two to three.

The foregoing description of the ITC Transmission Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the ITC Transmission Amendment. A copy of the ITC Transmission Amendment is attached hereto as Exhibit 10.208 and incorporated herein by reference as though fully set forth herein.

Amendment to Michigan Electric Transmission Company, LLC Revolving Credit Agreement

On May 17, 2021, Michigan Electric Transmission Company, LLC entered into an amendment to its revolving credit agreement, dated as of October 23, 2017 (“Revolving Credit Agreement,” as amended and restated as of January 10, 2020, and as amended prior to the date of this Report, the “METC Revolving Credit Agreement”), pursuant to Amendment No. 1 to Revolving Credit Agreement (the “METC Amendment”), dated as of May 17, 2021, with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “METC Lenders”), and Wells Fargo Bank, National Association, in its capacity as administrative agent.

After giving effect to the METC Amendment, the maturity date of the METC Revolving Credit Agreement is extended by one year from October 20, 2023 to October 18, 2024, and the number of permitted extensions of the maturity date of the METC Revolving Credit Agreement is increased from two to three.

The foregoing description of the METC Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the METC Amendment. A copy of the METC Amendment is attached hereto as Exhibit 10.209 and incorporated herein by reference as though fully set forth herein.

Amendment to ITC Midwest LLC Revolving Credit Agreement

On May 17, 2021, ITC Midwest LLC entered into an amendment to its revolving credit agreement, dated as of October 23, 2017 (“Revolving Credit Agreement,” as amended and restated as of January 10, 2020, and as amended prior to the date of this Report, the “ITC Midwest Revolving Credit Agreement”), pursuant to Amendment No. 1 to Revolving Credit Agreement (the “ITC Midwest Amendment”), dated as of May 17, 2021, with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “ITC Midwest Lenders”), and Wells Fargo Bank, National Association, in its capacity as administrative agent.

After giving effect to the ITC Midwest Amendment, the maturity date of the ITC Midwest Revolving Credit Agreement is extended by one year from October 20, 2023 to October 18, 2024, and the number of permitted extensions of the maturity date of the ITC Midwest Revolving Credit Agreement is increased from two to three.

The foregoing description of the ITC Midwest Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the ITC Midwest Amendment. A copy of the ITC Midwest Amendment is attached hereto as Exhibit 10.210 and incorporated herein by reference as though fully set forth herein.

Amendment to ITC Great Plains, LLC Revolving Credit Agreement

On May 17, 2021, ITC Great Plains, LLC entered into an amendment to its revolving credit agreement, dated as of October 23, 2017 (“Revolving Credit Agreement,” as amended and restated as of January 10, 2020, and as amended prior to the date of this Report, the “ITC Great Plains Revolving Credit Agreement”), pursuant to Amendment No. 1 to Revolving Credit Agreement (the “ITC Great Plains Amendment”), dated as of May 17, 2021, with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “ITC Great Plains Lenders,” and collectively with the ITC Holdings Lenders, the ITC Lenders, the METC Lenders and ITC Midwest Lenders, the “Lenders”), and Wells Fargo Bank, National Association, in its capacity as administrative agent.

After giving effect to the ITC Great Plains Amendment, the maturity date of the ITC Great Plains Revolving Credit Agreement is extended by one year from October 20, 2023 to October 18, 2024, and the number of permitted extensions of the maturity date of the ITC Great Plains Revolving Credit Agreement is increased from two to three.

The foregoing description of the ITC Great Plains Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the ITC Great Plains Amendment. A copy of the ITC Great Plains Amendment is attached hereto as Exhibit 10.211 and incorporated herein by reference as though fully set forth herein.

In the ordinary course of their respective businesses, certain of the Lenders under each of the ITC Amendment, the ITC Transmission Amendment, the METC Amendment, the ITC Midwest Amendment and the ITC Great Plains Amendment and their respective affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with ITC Holdings Corp. and its affiliates for which they have in the past received, and may in the future receive, customary fees.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.207	Amendment No. 1 to Credit Agreement, dated as of May 17, 2021, among ITC Holdings Corp., with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof, and Wells Fargo Bank, National Association, in its capacity as administrative agent.

10.208	Amendment No. 1 to Credit Agreement, dated as of May 17, 2021, among International Transmission Company, with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof, and Wells Fargo Bank, National Association, in its capacity as administrative agent.

10.209	Amendment No. 1 to Credit Agreement, dated as of May 17, 2021, among Michigan Electric Transmission Company, LLC, with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof, and Wells Fargo Bank, National Association, in its capacity as administrative agent.

10.210	Amendment No. 1 to Credit Agreement, dated as of May 17, 2021, among ITC Midwest LLC, with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof, and Wells Fargo Bank, National Association, in its capacity as administrative agent.

10.211	Amendment No. 1 to Credit Agreement, dated as of May 17, 2021, among ITC Great Plains, LLC, with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof, and Wells Fargo Bank, National Association, in its capacity as administrative agent.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 17, 2021

ITC HOLDINGS CORP.

By:	/s/ Christine Mason Soneral
Christine Mason Soneral
Its:	Senior Vice President and General Counsel, Chief Compliance Officer and Secretary